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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              Lincoln Life Flexible Premium Variable Life Account M

                         Supplement Dated March 5, 2001
                       To the Prospectus Dated May 1, 2000
                             Which Describes LVUL CV




PLEASE REVIEW THIS SUPPLEMENT CAREFULLY, BECAUSE IT CONTAINS NEW INFORMATION NOT IN THE MAY 1, 2000 PROSPECTUS. KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.


The following is added to the "Riders" section on page 34:

Riders may be offered to you which may alter the benefits or charges in the Policy. The riders offered may vary by issue state, and may have tax consequences to you.

The Accounting Value Rider may be selected at issue, provided you meet the underwriting and minimum premium requirements. If the Policy is fully surrendered in the first four Policy years (the Accounting Value Surrender Period), this rider provides enhanced cash surrender values by using a table of alternate surrender charges. It does not provide for any enhanced value for partial surrenders and loans. There is no charge for this rider.

The Change of Insured Rider may be selected anytime. Under this rider, the Owner may name a new Insured in place of the current Insured, provided that underwriting and other substitution requirements are met. There is no separate charge for this rider, but charges under the Policy may be different when applied to the new Insured.







LVULCV form #30122
SUPP-00.37